UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

MIND MEDICINE (MINDMED) INC.

(Exact name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-40360	98-1582438
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center, Suite 8500 New York, New York		10007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 220-6633

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MNMD	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on June 15, 2023, Mind Medicine (MindMed) Inc. (“MindMed” or the “Company”) (i) issued a press release announcing that the Company’s 2023 Annual General Meeting of Shareholders (the “Annual Meeting”) was convened and adjourned due to the absence of quorum in accordance with the Company’s Amended and Restated Articles, effective as of June 30, 2022 and filed as Exhibit 3.1 to the Company’s Form 10-K for the year ended December 31, 2022 (the “Articles”), without conducting the business for which it had been called, (ii) stated that the Annual Meeting will be re-convened with respect to all proposals at 10:00 a.m. Eastern Time on Wednesday, June 21, 2023 (the “Reconvened Meeting”) and will continue to be held virtually and (iii) stated that, in accordance with Section 11.8 of the Articles, if a quorum of 33 1/3% of MindMed’s outstanding common shares entitled to vote (the “Stated Quorum”) is not present within one half hour from the time set for the holding of the Reconvened Meeting, the person or persons present will constitute a quorum, even if constituting less than the Stated Quorum. On June 15, 2023, the Stated Quorum was not achieved at the Annual Meeting despite the fact that the Company has undertaken significant efforts to encourage the over 220,000 beneficial owners of the Company’s common shares (“Company Shareholders”) to attend and vote at the Annual Meeting, including retaining leading proxy solicitor Morrow Sodali LLC, incurring significant solicitation expenses, mailing the Company’s proxy statement to all beneficial owners, providing over 25 separate deliveries of proxy forms to Company Shareholders with the most significant shareholdings, creating a dedicated website (protectmindmed.com) to provide Company Shareholders with access to relevant information, issuing over 15 press releases and investor presentations and posting over 20 social media communications encouraging Company Shareholders to vote.

Rule 5620(c)(i) of the Nasdaq Listing Rules states that each listed company: “shall provide for a quorum as specified in its [organizational documents] for any meeting of the holders of common stock; provided, however, that in no case shall such quorum be less than 33 1/3% of the outstanding shares of the company's common voting stock.” While the Articles establish a 33 1/3% quorum consistent with the Nasdaq Listing Rules, they also require that, if the Stated Quorum is not present within one half hour from the time set for the holding of the Reconvened Meeting, the person or persons present will constitute a quorum, even if constituting less than the Stated Quorum. The Company has discussed with representatives of Nasdaq the Company’s view that the Articles are consistent with the Nasdaq Listing Rules, including Rule 5620(c). Despite this, if less than the Stated Quorum is present at the Reconvened Meeting, the Company believes that Nasdaq may send a letter to the Company indicating that the Articles do not meet the Rule 5620(c) requirements. Such a letter would have no immediate impact on the listing of the Company’s common shares on Nasdaq.

Under applicable Nasdaq rules, the Company would have 45 days from the receipt of such a letter to submit a plan to Nasdaq to regain compliance. If Nasdaq accepts such plan, Nasdaq may grant an extension up to 180 days from the date of such letter for the Company to evidence compliance with Rule 5620(c).

The Company believes that it would be able to regain compliance with the Nasdaq Listing Rules during such period; however, the Company cannot provide assurance that it will be able to do so. In such event, Nasdaq could notify the Company of its intent to delist the Company from Nasdaq and the Company would then have the right to appeal that potential delisting. If the Company was ultimately delisted from Nasdaq, it would have an adverse effect on the liquidity, volatility and market price of the Company’s common shares. Any such action could also reduce the number of investors willing to hold or acquire the Company’s common shares and negatively impact MindMed’s ability to access equity markets and obtain financing.

Cautionary Notes and Forward-Looking Statements

Certain statements in this Current Report on Form 8-K related to the Company constitute “forward-looking statements” within the meaning of applicable securities laws and are prospective in nature. Forward-looking statements are not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “will”, “may”, “should”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “potential” or “continue”, or the negative thereof or similar variations. Undue reliance should not be placed on forward-looking statements, which are inherently uncertain, are based on estimates and assumptions, and are subject to known and unknown risks and uncertainties (both general and specific) that contribute to the possibility that the future events or circumstances contemplated by the forward-looking statements will not occur. There can be no assurance that the plans, intentions or expectations upon which forward-looking statements are based will in fact be realized. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding the timing of the Reconvened Meeting, the Company’s ability to comply or regain compliance with the Nasdaq Listing Requirements in a timely manner or at all and the Company’s ability to continue to meet the Nadsaq Listing Requirements.

Forward-looking statements are based on the opinions and estimates of management of the Company at the date the statements are made, as well as a number of assumptions made by, and information currently available to, the Company concerning, among other things, statements regarding the timing of the Reconvened Meeting, the Company’s ability to comply or regain compliance with the Nasdaq Listing Requirements in a timely manner or at all and the Company’s ability to continue to meet the Nadsaq Listing Requirements and the non-occurrence of the risks and uncertainties outlined below or other significant events occurring outside of MindMed’s normal course of business. Although management of the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

There are numerous risks and uncertainties that could cause actual results and the Company’s plans and objectives to differ materially from those expressed in the forward-looking statements, including statements regarding the timing of the Reconvened Meeting, the Company’s ability to comply or regain compliance with the Nasdaq Listing Requirements in a timely manner or at all and the Company’s ability to continue to meet the Nadsaq Listing Requirements, as well as those risk factors discussed or referred to herein and the risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 under headings such as “Special Note Regarding Forward-Looking Statements,” and “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada which are available under the Company’s profile on SEDAR at www.sedar.com and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR at www.sec.gov. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events, changes in expectations or otherwise.

Additional Information and Where to Find It

MindMed has filed with the SEC and Canadian securities regulatory authorities on May 1, 2023 a definitive proxy statement on Schedule 14A (the “proxy statement”), containing a form of WHITE universal proxy card, with respect to its solicitation of proxies for the annual general meeting of shareholders of the Annual Meeting. Details concerning the nominees of MindMed’s Board for election at the Annual Meeting are included in the proxy statement. This Current Report on Form 8-K is not a substitute for the proxy statement or other documents that MindMed has filed or may file with the SEC and Canadian securities regulatory authorities in connection with any solicitation by MindMed.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND THE ACCOMPANYING WHITE UNIVERSAL PROXY CARD) FILED BY MINDMED AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORS WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MINDMED AND ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC and Canadian securities regulatory authorities by MindMed free of charge through the website maintained by the SEC at www.sec.gov or through the Company’s profile on SEDAR at www.sedar.com. Copies of the documents filed by MindMed are also available free of charge by accessing MindMed’s website at www.mindmed.co.

Participants in the Solicitation

This Current Report on Form 8-K is neither a solicitation of a proxy or consent nor a substitute for any proxy statement or other filings that may be made with the SEC and Canadian securities regulatory authorities. Nonetheless, MindMed, its directors and executive officers and other members of management and employees may be deemed under U.S. securities laws and Canadian securities laws to be participants in the solicitation of proxies with respect to a solicitation by MindMed. Information about MindMed’s executive officers and directors and other participants in the solicitation, including their respective interests, by security holders or otherwise, is available in the proxy statement. To the extent holdings of MindMed securities reported in the proxy statement for the Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC and if applicable, on the System for Electronic Disclosure by Insiders (SEDI) in accordance with insider reporting requirements of Canadian securities laws. These documents are or will be available free of charge at the SEC’s website at www.sec.gov and either through the Company’s profile on SEDAR at www.sedar.com or updated filings on SEDI at www.sedi.ca.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MIND MEDICINE (MINDMED) INC.

Date: June 16, 2023	By:	/s/ Robert Barrow
	Name:	Robert Barrow
	Title:	Chief Executive Officer